UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2003

Biogen Idec Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts 02142
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable
(Former name or former address, if changed since last report)

Item 4. Changes In Registrant’s Certifying Accountant.

     On November 21, 2003, the Registrant filed a Current Report on Form 8-K to report a change in its independent accountant. This Form 8-K/A is being filed to amend the last two sentences of the second paragraph of Item 4 of the Current Report on Form 8-K filed by the Registrant on November 21, 2003 to replace the reference to September 30, 2003 with a reference to November 17, 2003. The last two sentences of the second paragraph of Item 4 of the Current Report on Form 8-K, as amended, will now read as follows:

     “During the Registrant’s fiscal years ended December 31, 2001 and December 31, 2002 and through the subsequent interim period to November 17, 2003, the Registrant did not have any disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report. During that time, there were no “reportable events” as set forth in Item 304(a)(1)(v)(A)-(D) of Regulation S-K adopted by the Securities and Exchange Commission.”

     The Registrant has provided KPMG with a copy of this Current Report on Form 8-K/A prior to its filing with the Commission. KPMG has provided a letter to the Registrant, dated November 25, 2003 and addressed to the Commission, which is attached hereto as Exhibit 16.2 and is hereby incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Exhibit

16.1	Letter from KPMG LLP to the Securities and Exchange Commission regarding the Item 4 disclosure in the Current Report on Form 8-K filed by the Registrant on November 21, 2003 (previously filed).

16.2	Letter from KPMG LLP to the Securities and Exchange Commission regarding the Item 4 disclosure in this Current Report on Form 8-K/A

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc. (Registrant)

Date: November 25, 2003	/s/ Thomas J. Bucknum
	By:	Thomas J. Bucknum Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit

16.1	Letter from KPMG LLP to the Securities and Exchange Commission regarding the Item 4 disclosure in the Current Report on Form 8-K filed by the Registrant on November 21, 2003 (previously filed).

16.2	Letter from KPMG LLP to the Securities and Exchange Commission regarding the Item 4 disclosure in this Current Report on Form 8-K/A

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